                           VAN KAMPEN ENTERPRISE FUND

                    SUPPLEMENT DATED JANUARY 8, 2001 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED APRIL 28, 2000,
  AS PREVIOUSLY SUPPLEMENTED ON MAY 25, 2000, AND SUPERSEDING ANY SUPPLEMENTS
                               SINCE MAY 25, 2000

     This Prospectus is hereby supplemented as follows:

     (1) The first two paragraphs and the sixth paragraph of the section entitled "PURCHASE OF SHARES -- GENERAL" are hereby deleted in their entirety and replaced with the following:

          This prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

          Initial investments generally must be at least $1,000 for each class of shares offered herein, and subsequent investments must be at least $25 for each class of shares offered herein. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.

          The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of the shareholders' accounts.

     (2) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS -- TRUSTEES" is hereby amended by deleting Fernando Sisto, effective December 31, 2000.

     (3) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS -- OFFICERS" is hereby amended by adding John R. Reynoldson, Vice President and Richard A. Ciccarone, Vice President; effective June 7, 2000.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    ENT SPT 1023
                                                                        65013-05

                           VAN KAMPEN ENTERPRISE FUND

                    SUPPLEMENT DATED JANUARY 8, 2001 TO THE
                                 CLASS D SHARES
                      PROSPECTUS DATED SEPTEMBER 25, 2000

     This Prospectus is hereby supplemented as follows:

     (1) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS -- TRUSTEES" is hereby amended by deleting Fernando Sisto, effective December 31, 2000.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    ENT SPT 1023
                                                                        65013-05

                           VAN KAMPEN ENTERPRISE FUND

                    SUPPLEMENT DATED JANUARY 8, 2001 TO THE
         STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 25, 2000,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The first and second paragraphs in the section entitled "INITIAL AND VARIATION MARGIN" under the "OPTIONS, FUTURES AND RELATED OPTIONS -- FUTURES CONTRACTS" section is hereby deleted in its entirety and replaced with the following:

     INITIAL AND VARIATION MARGIN. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     (2) The section entitled "TRUSTEES AND OFFICERS -- TRUSTEES" is hereby amended by deleting all information pertaining to Fernando Sisto, effective December 31, 2000.

     (3) The section entitled "OTHER INFORMATION -- CUSTODY OF ASSETS" is hereby deleted in its entirety and replaced with the following:

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    MF SPT SAI 1